Exhibit 10.45

SECURITY AGREEMENT

(TRADEMARKS)

WHEREAS, OPBIZ, L.L.C., a Nevada limited liability company (herein referred to as “Grantor”), has adopted, used and is using the trademarks listed on the annexed Schedule 1 annexed hereto as part hereof, which trademarks are registered in the United States Patent and Trademark Office (the “Trademarks”);

WHEREAS, Grantor is obligated to Column Financial, Inc., (referred to herein as the “Grantee”) as defined in the Security Agreement dated as of November [     ], 2006 (the “Security Agreement”) among Grantor, the other Pledgors named therein and the Grantee for the payment and performance of the Secured Obligations (as defined in the Security Agreement); and

WHEREAS, pursuant to the Security Agreement, Grantor has granted to Grantee a security interest in, and mortgage on, all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which exist by reason of infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Grantee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Grantee’s address is 11 Madison Avenue, New York, New York 10010.

IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be duly executed by its officer thereunto duly authorized as of the     day of November, 2006.

OPBIZ, L.L.C., a Nevada limited liability company

By:
Name:
Title:

STATE OF	)
) ss.
County of	)

This instrument was acknowledged before me on                              , 200   , by                               , as                                          of                                         , a[n]                                               limited liability company, on behalf of such company.

(SEAL)
Notary Public

My commission will expire:

SCHEDULE 1 TO SECURITY AGREEMENT

TRADEMARKS

Trademark	Application/Registration No.	Issue/Filing Date
Aladdin	Reg. # 1,781,854	July 13, 1993
Aladdin	Reg. # 1,779,369	June 29, 1993
Aladdin (stylized letters)	Reg. # 1,781,855	July 3, 1993
Aladdin (stylized letters)	Reg. # 2,636,409	October 15, 2002
Aladdin (stylized letters)	Reg. # 2,628,932	October 1, 2002
Aladdin and Design	Ser. # 75-936-971	March 6, 2000
Aladdin and Design	Reg. # 2,628,854	October 1, 2002
Aladdin and Design	Reg. # 2,632,473	October 8, 2002
Aladdin Las Vegas and Design	Reg. # 2,628,853	October 1, 2002
Club Aladdin	Reg. # 2,580,871	June 18, 2002
Curve	Reg. # 2,706,903	April 15, 2003
Curve Nightlife Evolved and Design	Reg. # 2,704,444	April 18, 2003
Ebony Horse Bar	Reg. # 2,678,663	January 21, 2003
Elements	Reg. # 2,515,362	December 4, 2001
No Risk Slots	Reg. # 2,761,456	September 9, 2003
Roc Bar	Reg. # 2,734,651	July 8, 2003
Sinbad’s Palace	Reg. # 2,549,131	March 19, 2002
Spice Market Buffet	Reg. # 2,699,487	March 25, 2003

Tangiers	Ser. # 76-069,802	June 12, 2000
Towering Palms Bar & Grill	Reg. # 2,638,236	October 22, 2002
Tremezzo	Reg. # 2,514,613	December 4, 2001
Where Wishes Come True	Reg. # 2,491,106	September 18, 2001
Where Wishes Come True	Reg. # 2,764,504	September 16, 2003
The Sunset Strip Band	Ser.# 78-736,141	October 19, 2005